UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 30, 2012

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Lake Cook Road, Suite 600; Deerfield, Illinois		60015
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 597-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2012, Cosi, Inc. (the “Company”) and Carin Stutz, Chief Executive Officer and President, entered into an amendment to the Company’s Employment Agreement with Ms. Stutz, extending the date to December 30, 2012 to purchase  Ms. Stutz’ primary residence located in Dallas, Texas, if a sale has not otherwise closed before that date.  A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01 (d).	Exhibits.

10.1	Amendment No. 1 to Employment Agreement dated as of December 12, 2011, effective as of January 1, 2012, between Carin Stutz and Cosi, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosi, Inc.

Date: July 6, 2012

/s/ William E. Koziel
Name: William E. Koziel
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
10.1	Amendment No. 1 to Employment Agreement dated as of December 12, 2011, effective as of January 1, 2012, between Carin Stutz and Cosi, Inc.	E